UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K




                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                          Date of Report: June 7, 2001



                              THE DIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




     DELAWARE                                                      51-0374887
(State  or  Other  Jurisdiction  of                         (I.R.S.  Employer
Incorporation  or  Organization)                         Identification  No.)


15501  NORTH  DIAL  BOULEVARD
       SCOTTSDALE,  ARIZONA                                        85260-1619
(Address  of  Principal  Executive  Offices)                      (Zip  Code)


Registrant's  Telephone  Number,  Including  Area  Code  (480)  754-3425

ITEM  9.  REGULATION  FD  DISCLOSURE.

On June 7, 2001, Dial issued a press release announcing the re-election of three directors to the Board of Directors, a copy of which is filed herewith as
Exhibit 99.1. In this press release, Dial also confirmed EPS estimates for the second quarter and year ended December 31, 2001

On June 7, 2001, Dial issued a press release announcing a quarterly dividend on Dial Common Stock, a copy of which is filed herewith as Exhibit 99.2.

SIGNATURE

Pursuant  to  the  requirements  of   the  Securities   Exchange  Act  o f 1934,
the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


THE  DIAL  CORPORATION
June  7,  2001



/s/  Conrad  A.  Conrad
     Executive  Vice  President  and  Chief  Financial  Officer
















                                                                    EXHIBIT 99.1

     CYNTHIA  DEMERS  -  CORPORATE  AND  GOVERNMENT  AFFAIRS
     (480)  754-4090

     STEPHEN  BLUM  -  INVESTOR  RELATIONS
     (480)  754-5040

                        THE DIAL CORPORATION STOCKHOLDERS
                      RE-ELECT THREE TO BOARD OF DIRECTORS

THE  DIAL  CORPORATION  CONFIRMS  EPS  GUIDANCE

SCOTTSDALE, ARIZ. - JUNE 7, 2001 - The Dial Corporation (NYSE:DL) stockholders, at the Company's annual meeting today, re-elected the following directors to three-year terms: Joe T. Ford, 63, Chairman and Chief Executive Officer of ALLTEL Corporation; Barbara S. Thomas, 51, former President of Warner-Lambert Consumer Healthcare; and Salvador M. Villar, 50, President and Chief Executive Officer of California Commerce Bank, and President and Chief Executive Officer of Banamex USA Bancorp.

     Company also confirmed that it is comfortable with the range of earnings per share estimates for the second quarter ($0.11 to $0.14) and for the year 2001 ($0.55 to $0.66) as reported by First Call.

     In his message to stockholders, Dial Chairman and CEO Herbert M. Baum said, "Today's Dial is getting stronger, more efficient, and better positioned to thrive in the future than the Dial of 10 months ago. We find ourselves today with more efficient production capability, improving profit margins and a portfolio of value brands that more and more consumers want to buy in times of economic uncertainty." Baum attributed Dial's momentum to the Company's "character and integrity."

     "The true test of a business team is not only how well you perform when times are flush, but what you achieve when times are difficult. And in these difficult times I am proud of the things we've accomplished and of the position to which we have been able to move The Dial Corporation."

     A rebroadcast of the meeting is available on the Company's Web site at http://investor.info.dialcorp.com through June 12, 2001.
    -----------------------------

     The Dial Corporation is one of America's leading manufacturers of consumer products, including Dial soaps, Purex laundry detergents, Renuzit air fresheners, Armour Star canned meats, and the Sarah Michaels and Freeman
Cosmetics personal care brands. Dial products have been in the American marketplace for more than 100 years. For more information about The Dial Corporation, visit the Company's Web site at www.dialcorp.com.



                                                                    EXHIBIT 99.2

     CYNTHIA  DEMERS  -  CORPORATE  AND  GOVERNMENT  AFFAIRS
     (480)  754-4090

     STEPHEN  BLUM  -  INVESTOR  RELATIONS
     (480)  754-5040


                THE DIAL CORPORATION DECLARES QUARTERLY DIVIDEND

SCOTTSDALE, ARIZ., JUNE 7, 2001 - The Board of Directors of The Dial Corporation (NYSE: DL) today declared a quarterly dividend of $0.04 per share on the Company's common stock.

     The dividend is payable on July 17, 2001 to stockholders of record at the close of business on June 18, 2001.

     The Dial Corporation, headquartered in Scottsdale, Ariz., is one of America's leading manufacturers of consumer products, including Dial soaps, Purex laundry detergents, Renuzit air fresheners, Armour Star canned meats, and the Sarah Michaels and Freeman personal care brands. Dial products have been in the marketplace for more than 100 years. For more information about The Dial Corporation, visit the Company's Web site at www.dialcorp.com.